Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT
TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of AleAnna, Inc. (the “Company”) on Form 10-Q for the quarterly period ended March 31, 2025 as filed with the Securities and Exchange Commission (the “Report”), I, Tristan Yopp, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: May 15, 2025	By:	/s/ Tristan Yopp
Tristan Yopp
Chief Financial Officer
(Principal Financial Officer)